(INTREPID CAPITAL MANAGEMENT FUNDS TRUST LOGO)

                              INTREPID CAPITAL FUND
                             INTREPID SMALL CAP FUND
                              INTREPID INCOME FUND
                                   PROSPECTUS
                                  JUNE 30, 2007

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing in the Funds             1
Fees and Expenses of the Funds                                                6
Investment Objective                                                          7
Principal Investment Strategies                                               8
Disclosure of Portfolio Holdings                                              9
Management of the Funds                                                       9
Share Prices of the Funds                                                    13
Purchasing Shares                                                            14
Redeeming Shares                                                             19
Exchanging Shares                                                            23
Dividends, Distributions and Taxes                                           23
Financial Highlights                                                         25
Privacy Policy                                                             PP-1

Intrepid Capital Management Funds Trust     1-866-996-FUND
3652 South Third Street                     (Fund & Account Information)
Suite 200                                   http://www.intrepidcapitalfunds.com
Jacksonville Beach, FL  32250

The Intrepid Capital Fund is a mutual fund seeking to provide long-term capital appreciation and high current income.

The Intrepid Small Cap Fund is a mutual fund seeking to provide long-term capital appreciation.

The Intrepid Income Fund is a mutual fund seeking to provide high current income and capital appreciation.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid Income Fund (collectively, the "Funds") invest and the services they offer to shareholders.

                       QUESTIONS EVERY INVESTOR SHOULD ASK
                          BEFORE INVESTING IN THE FUNDS

1.   WHAT ARE EACH FUND'S GOALS?

     The Intrepid Capital Fund seeks long-term capital appreciation and high current income.

     The  Intrepid  Small  Cap  Fund  seeks  long-term  capital  appreciation.

     The Intrepid Income Fund seeks high current income and capital appreciation.

2.   WHAT ARE EACH FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     Intrepid  Capital  Fund
     -----------------------

     The Intrepid Capital Fund invests primarily in undervalued small and mid capitalization (i.e., less than $10 billion of market capitalization), common stocks and high yield securities. The Intrepid Capital Fund believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The Intrepid Capital Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry.

     The Intrepid Capital Fund's investments in high yield securities will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase. Duration is a measure of a debt security's price sensitivity, taking into account a debt security's cash flows over time. For example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

     Additionally, the Intrepid Capital Fund's investments in high yield securities will not be limited in credit rating, but typically will be in securities rated below-investment grade by a nationally recognized statistical rating agency. The Intrepid Capital Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities.

     Intrepid  Small  Cap  Fund
     --------------------------

     The Intrepid Small Cap Fund normally invests at least 80% of its net assets in common stocks of small capitalization (i.e., less than $2 billion of market capitalization) companies. Like the Intrepid Capital Fund, the Intrepid Small Cap Fund invests in undervalued common stocks and believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The Intrepid Small Cap Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry. In determining the presence of these factors, the Intrepid Small Cap Fund's investment adviser reviews periodic reports filed with the Securities and Exchange Commission
("SEC")  as  well  as  industry  publications.

     Intrepid Income Fund
     --------------------

     The Intrepid Income Fund primarily invests (up to 100% of its net assets) in high yield securities. High yield securities typically pay high current interest. They also offer the potential for capital appreciation when purchased at a discount to par value or when favorable company-specific events occur or changes in interest rates increase the price in the short-term. Like the Intrepid Capital Fund, the Intrepid Income Fund's investments in high yield securities will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase. Duration is a measure of a debt security's price sensitivity taking in to account a debt security's cash flows over time. For example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point. Also, like the Intrepid Capital Fund, the Intrepid Income Fund's investments in high yield securities will not be limited in credit rating, but typically will be in securities rated below investment grade by a nationally recognized statistical rating agency. The Intrepid Income Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities. When the spread between the interest rates earned on high yield securities and the interest rates earned on investment grade debt securities narrows, the Income Fund may invest in investment grade debt securities and money market instruments. The investment grade debt securities in which the Income Fund invests typically will have a duration of two to six years.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN EACH FUND?

     Investors in the Funds may lose money. There are risks associated with the types of securities in which the Funds invest. These risks include "Market Risk", "Small-Cap Risk", "Value Investing Risk", "Non-Diversification Risk", "Interest Rate Risk", "Credit Risk" and "High Yield Risk". Each of the Funds has similar exposure to "Market Risk" and "Non-Diversification Risk". Each of the Intrepid Capital Fund and the Intrepid Small Cap Fund has exposure to "Small Cap Risk" and "Value Investing Risk" with the Small Cap Fund having a somewhat greater exposure because it invests a higher percentage of its net assets in common stocks of small capitalization companies. Each of the Intrepid Capital Fund and the Intrepid Income Fund is subject to "Interest Rate Risk", "Credit Risk" and "High Yield Risk".

     o MARKET RISK: The prices of the securities in which each Fund invests may decline for a number of reasons.

     o SMALL-CAPITALIZATION RISK: Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and tend to have less trading volume than those of larger companies. Less trading volume may make it more difficult to sell securities of smaller companies at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

     o VALUE INVESTING RISK: A Fund may be wrong in its assessment of a company's value or the market may not recognize improving fundamentals as quickly as the Fund anticipated. In such cases, the stock may not reach the price that reflects the intrinsic value of the company.
          There are periods when the value investing style falls out of favor with investors and in such periods a Fund may not perform as well as other mutual funds investing in common stocks.

     o NON-DIVERSIFICATION RISK: Each Fund is a non-diversified fund. As such, each may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Each Fund may be more sensitive to economic, business, political or other changes than a diversified fund, which may result in greater fluctuation in the value of the Fund's shares.

     o INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

     o CREDIT RISK: The issuers of the bonds and other debt securities held by the Fund may be unable to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security and lead to greater volatility in the price of the security.

     o HIGH YIELD RISK: Investment in high yield securities can involve a substantial risk of loss. These securities, commonly called "junk bonds," are rated below investment grade and considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are generally much less liquid than investment grade debt securities and their market values tend to be very volatile. In addition, high yield securities tend to have greater credit risk than investment grade securities.

     Because of these risks, each Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.

4.   HOW HAVE THE FUNDS PERFORMED?

     The following charts show how the Intrepid Capital Fund and the Intrepid Small Cap Fund have performed and provide some indication of the risks of investing in these Funds. The Intrepid Income Fund has no performance history. The bar chart shows the calendar year performance of the Intrepid Capital Fund and the Intrepid Small Cap Fund. The table below the Intrepid Capital Fund bar chart compares the performance of that Fund to the S&P 500 Index, Merrill Lynch High Yield Master II Index and two blended indexes. The table below the Intrepid Small Cap Fund bar chart compares the performance of that Fund to the Russell 2000 Total Return Index.

     Past performance, before and after taxes, does not indicate how the Funds will perform in the future.

                              INTREPID CAPITAL FUND
                         TOTAL RETURN PER CALENDAR YEAR

                                 2006     15.32%

Best Quarter      December 31, 2006     7.41%
Worst Quarter     June 30, 2006        (0.39)%

AVERAGE ANNUAL TOTAL RETURNS
(FOR  THE  PERIOD  ENDING  DECEMBER  31,  2006)
                                                     1 YEAR   (SINCE THE FUND'S INCEPTION)*<F1>
                                                     ------   ---------------------------------
INTREPID CAPITAL FUND
---------------------
Return Before Taxes                                   15.32%                               6.46%
Return After Taxes on Distributions                   14.37%                               5.73%
Return After Taxes on Distributions
  and Sale of Fund Shares                             10.89%                               5.30%
S&P 500 Index(1)<F2>                                  15.80%                              10.71%
Merrill Lynch High Yield Master II(2)<F3>             11.77%                               7.10%
Lehman Brothers U.S. Government/Credit Index(3)<F4>    3.78%                               3.07%
Merrill Combined Index(4)<F5>                         14.19%                               9.06%
Lehman Combined Index(5)<F6>                          10.88%                               7.41%

*<F1> Inception  date  is  January  3,  2005.
(1)<F2> The S&P 500(R) Index is a widely recognized unmanaged index of stock prices.
(2)<F3> The Merrill Lynch High Yield Master II Index is Merrill Lynch's broadest high yield index.
(3)<F4> The Lehman Brothers U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index. The Lehman Brothers U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates.
(4)<F5> The Merrill Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Merrill Lynch High Yield Master II Index.
(5)<F6> The Lehman Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Lehman Brothers U.S. Government/Credit Index.

                             INTREPID SMALL CAP FUND
                         TOTAL RETURN PER CALENDAR YEAR

                                2006       14.59%

Best Quarter     December 31, 2006     10.85%
Worst Quarter    June 30, 2006         (0.68)%

AVERAGE ANNUAL TOTAL RETURNS
(FOR  THE  PERIOD  ENDING  DECEMBER  31,  2006)

                                        1 YEAR   (SINCE THE FUND'S INCEPTION)*<F7>
                                        ------   ---------------------------------
INTREPID SMALL CAP FUND
-----------------------
Return Before Taxes                      14.59%                              13.10%
Return After Taxes on Distributions      14.22%                              12.80%
Return After Taxes on Distributions
  and Sale of Fund Shares                 9.74%                              11.05%
Russell 2000 Total Return Index(1)<F8>   18.37%                              15.18%

*<F7>     Inception  date  is  October  3,  2005.
(1)<F8> The Russell 2000(R) Index is a popular measure of the stock performance of small companies. It is comprised of the 2,000 smallest companies in the Russell 3000(R) Index, which is comprised of the 3,000 largest U.S. Companies based on market capitalization.

                         FEES AND EXPENSES OF THE FUNDS

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES                                  INTREPID        INTREPID          INTREPID
(fees paid directly from your investment)       CAPITAL FUND   SMALL CAP FUND     INCOME FUND
                                               -------------   --------------     -----------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 None            None              None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                 None            None              None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Distributions
(as a percentage of offering price)                 None            None              None
Redemption Fee                                      2.00%(1)<F9>    2.00%(1)<F9>      2.00%(1)<F9>
Exchange Fee                                        None(1)<F9>     None(1)<F9>       None(1)<F9>

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                     1.00%           1.00%             0.75%
Distributions and/or Service (12b-1) Fees           0.25%           0.25%             0.25%
Other Expenses                                      0.83%           6.63%             1.00%(4)<F12>
Acquired Fund Fees and Expenses(2)<F10>             0.02%           0.02%             0.00%
                                                   -----           -----             -----
Total Annual Fund Operating Expenses                2.10%(2)<F10>   7.90%(2)<F10>     2.00%
Less Fee Waiver/Expense Reimbursement              (0.13)%         (5.93)%           (0.75)%(4)<F12>
                                                   -----           -----             -----
Net Annual Operating Expenses(3)<F11>               1.97%           1.97%             1.25%
                                                   -----           -----             -----
                                                   -----           -----             -----

(1)<F9> If you redeem shares that you have owned less than "30 days", a 2.00% fee will be deducted from the value of your redemption proceeds. This fee is payable to the Fund. The 2.00% redemption fee does not apply to exchanges between Funds. Our transfer agent charges a fee of $15.00 for each wire redemption. Our transfer agent charges a $5.00 fee for each telephone exchange.
(2)<F10> Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds ("Acquired Fund(s)"). Indirect fees and expenses represent a pro rata portion of the cumulative expenses charged by the Acquired Fund. The Total Annual Fund Operating Expenses for the Intrepid Capital Fund and the Intrepid Small Cap Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the "Financial Highlights" section of this prospectus. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 2.08% and 7.88% for the Intrepid Capital and Small Cap Funds respectively, and the Net Annual Operating Expenses would have been 1.95% for both Funds after the fee waiver. The Intrepid Income Fund estimates that its Acquired Fund Fees and expenses will be less than 0.01%.
(3)<F11> The Adviser has contractually agreed to reduce its fees and/or reimburse each Fund to the extent necessary to ensure that Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.95% per year through September 30, 2007 (1.25% for the Intrepid Income Fund through September 30, 2008). The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.95% of the Fund's average daily net assets in the year of reimbursement for the Intrepid Capital Fund and the Intrepid Small Cap Fund and 1.25% for the Intrepid Income Fund.
(4)<F12>  Estimated  for  the  fiscal  year  ending  September  30,  2007.

EXAMPLE

     This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The one year expense amount and the first year of the 3, 5 and 10 year expense amounts for each Fund reflect the "Net Annual Operating Expenses" of each Fund that result from the contractual fee waiver/expense reimbursement arrangement. The second and later years of the 3, 5 and 10 year expense amounts for each Fund reflect the "Total Annual Fund Operating Expenses" of each Fund without the contractual fee waiver/expense reimbursement arrangement. The Example also assumes that your investment has a five percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                         --------   -----------   ----------   ---------
Intrepid Capital Fund    $    200   $       645   $    1,117   $   2,421
Intrepid Small Cap Fund  $    200   $     1,781   $    3,272   $   6,636
Intrepid Income Fund     $    127   $       555          N/A         N/A

                              INVESTMENT OBJECTIVE

     The Intrepid Capital Fund seeks long-term capital appreciation and high current income, the Intrepid Small Cap Fund seeks long-term capital appreciation, and the Intrepid Income Fund seeks high current income and capital appreciation. In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in each Fund may not appreciate and investors could lose money.

     Each Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). As a result, a Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent it invests in money market instruments. Each of the Intrepid Capital Fund and the Intrepid Income Fund will not be able to achieve its investment objective of high current income to the extent it invests in money market instruments since money market instruments usually have a lower yield than the high yield securities in which the Intrepid Capital Fund and the Intrepid Income Fund invest. When each Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

     The Intrepid Small Cap Fund has a non-fundamental investment policy to normally invest 80% of its net assets in common stocks of small capitalization companies. The Intrepid Small Cap Fund will provide a 60 day notice to its shareholders before implementing a change in this policy.

                         PRINCIPAL INVESTMENT STRATEGIES

     Common  Stock  Investments
     --------------------------

     Each of the Intrepid Capital Fund and the Intrepid Small Cap Fund typically will hold common stocks of approximately 25 to 40 different companies. By limiting their holdings to a relatively small number of positions, these Funds will invest in only the best ideas of their investment adviser. However, this limitation may cause the performance of each Fund to be more volatile as each position is likely to have a more meaningful impact on performance than if the Fund had invested in a greater number of securities.

     Each Fund typically will hold a position until either the price reaches the target valuation level or the Fund determines that the price is unlikely to reach that level. Each Fund may hold stocks for several years or longer, if necessary.

     High  Yield  Security  Investments
     ----------------------------------

     The Intrepid Capital Fund will typically hold high yield securities of approximately 10-25 companies with approximately 20% to 60% of the Intrepid Capital Fund's total assets held in such high yield securities. The Intrepid Income Fund typically will hold high yield securities of approximately 10-30 companies. These Funds normally will not purchase high yield securities that are not rated at least "CCC" by Standard & Poor's ("S&P ") or at least "Caa" by Moody's Investors Service , Inc. ("Moody's"), and will not continue to hold high yield securities that have received a credit downgrade unless the security is rated either at least "C" by S&P or at least "C" by Moody's. Notwithstanding the foregoing, the Intrepid Income Fund may purchase securities in default if it believes the default will be cured and the Intrepid Capital Fund may purchase securities in default if it believes the default will be cured or in situations where the Intrepid Capital Fund believes it is more appropriate to evaluate the security as if it were an equity investment.

     The investments of the Intrepid Capital Fund and the Intrepid Income Fund in high yield securities are a means of attempting to achieve returns that exceed those of five-year treasury securities. In purchasing high yield securities, these Funds examine the universe of all high yield corporate bonds seeking those that are attractively priced relative to their risk. In assessing risk these Funds independently assess many of the same factors considered by S&P and Moody's. In evaluating price the Funds typically consider the lowest possible yield that could be realized in owning the security, assuming it does not default. These Funds often purchase high yield securities shortly after a credit downgrade to less than investment grade. At such times, many institutional investors may be required to sell such securities creating a selling demand that might result in more attractive pricing. Each of these Funds will sell a high yield security if the yield no longer compensates owners for the risks of holding the security or if other securities are more attractively priced relative to their risk. The former might occur if the credit weakens and the latter might occur if the issuer's business outlook improves and the security's yield declines.

     Portfolio  Turnover
     -------------------

     None of the Funds engage in trading for short-term profits unless it is in the best interests of a Fund to do so.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUNDS

     Intrepid Capital Management, Inc. (the "Adviser"), located at 3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250, is the investment adviser for the Funds. The Adviser has been conducting an investment advisory business since 1994. Its clientele historically and primarily consists of high net-worth individuals. As of December 31, 2006, the Adviser had approximately $425 million in assets under management.

     Under an investment advisory agreement, the Trust, on behalf of the Intrepid Capital Fund, compensates the Adviser at an annualized rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund's average daily net assets in excess of $500 million.

     Under an investment advisory agreement, the Trust, on behalf of the Intrepid Small Cap Fund, compensates the Adviser at an annualized rate of 1.00% of the Fund's average daily net assets.

     Under an investment advisory agreement, the Trust, on behalf of the Intrepid Income Fund, compensates the Adviser at an annualized rate of 0.75% of the Fund's average daily net assets.

     A discussion regarding the basis for the Board of Trustee's approval of the Intrepid Capital Fund's investment advisory agreement and the Intrepid Small Cap Fund's investment advisory agreement is available in the Semi-Annual Report to Shareholders for the period ended March 31, 2007. A discussion regarding the basis for the Board of Trustee's approval of the Intrepid Income Fund's investment advisory agreement will be available in the Annual Report to Shareholders for the period ending September 30, 2007.

     As investment adviser, the Adviser manages the investment portfolio of each Fund. The Adviser decides which securities to buy and sell. All of the investment decisions by the Adviser for the Intrepid Capital Fund are made by a team of investment professionals led by Mark Travis. Mr. Travis is a founder and has been the President of the Adviser since 1994. All of the investment decisions by the Adviser for the Intrepid Small Cap Fund and the Intrepid Income Fund are made by the same team of professionals led by Eric Cinnamond with respect to the Intrepid Small Cap Fund and Jayme Wiggins with respect to the Intrepid Income Fund. Mr. Cinnamond has been the Vice President/Director of
Research of the Adviser since 1998. Mr. Wiggins has been an analyst for the Adviser since 2002, and portfolio manager for the Adviser since 2005. With respect to each of the Funds, the lead member of the team makes the final investment decisions based on the information team members provide. Team members may also execute decisions of the lead member. The other member of the investment team is Gregory Estes. Mr. Estes has been a Vice President and portfolio manager for the Adviser since 2000.

     The Funds' SAI provides additional information about the compensation of each member of the investment teams, other accounts managed by them and their ownership of shares of the Funds.

HISTORICAL PERFORMANCE OF OTHER ACCOUNTS
MANAGED BY THE ADVISER

     The Adviser has managed portfolios similar to the Intrepid Capital Fund ("Balanced Accounts"), Intrepid Small Cap Fund ("Small Cap Accounts") and the Intrepid Income Fund ("Income Accounts"). The Balanced Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Intrepid Capital Fund. The Small Cap Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Small Cap Fund. The Income Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Income Fund. The Funds are providing composite historical performance data for the Adviser's Balanced Accounts, Small Cap Accounts and Income Accounts. The following performance data is historical and investors should not consider this performance data as an indication of the future performance of the Funds. Investors should not rely on the historical performance data when making an investment decision.

     All returns are time-weighted total rate of return and include the reinvestment of dividends and interest. The performance data for each of the Balanced Accounts, Small Cap Accounts and Income Accounts is net of investment advisory fees and expenses. The fees and expenses of the Balanced Accounts were less than the annual expenses of the Intrepid Capital Fund. The fees and expenses of the Small Cap Accounts were less than the annual expenses of the Small Cap Fund. The fees and expenses of the Income Accounts were less than the estimated annual expenses of the Income Fund. The performance of each of the Balanced Accounts, Small Cap Accounts and Income Accounts would have been lower had they incurred higher fees and expenses. None of the Balanced Accounts, the Small Cap Accounts or the Income Accounts were subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable may have adversely affected their performance results.

     The performance information for the indices is based on data supplied by the Adviser or from statistical services, reports or other sources that the Adviser believes are reliable, but such data has not been audited. The performance information for both the Balanced Accounts and the Small Cap Accounts for calendar year 1999 through the end of calendar year 2002 has been examined by Ennis Pellum & Associates, P.A. (formerly Ennis Pellum & Griggs, PA) in accordance with Level II verification procedures of the Association for Investment Research and Management ("AIMR"). In addition, for calendar years 2003 and 2004, The Griggs Group, CPAs performed a Global Investment Performance Standards ("GIPS") verification of the Adviser in accordance with AIMR procedures. The performance information for the Income Accounts is not verified.

ANNUAL RATE OF RETURN

YEARS ENDED DECEMBER 31,                1997      1998      1999      2000      2001
------------------------              --------  --------  --------  --------  --------
Intrepid Capital Fund                     n/a       n/a       n/a       n/a       n/a
Balanced Accounts Composite(1)<F13>     25.23%    10.02%     2.81%     8.91%    12.50%
S&P 500(R) Index(2)<F14>                33.33%    28.59%    21.03%   (9.15)%  (11.91)%
Merrill Lynch High Yield
  Master II Index(3)<F15>               13.27%     2.95%     2.51%   (5.12)%     4.48%
Combined Index(4)<F16>                  25.18%    18.15%    13.45%   (7.30)%   (5.33)%

Intrepid Small Cap Fund                   n/a       n/a       n/a       n/a       n/a
Small Cap Accounts Composite(5)<F17>      n/a       n/a    (8.56)%    17.93%    20.53%
Russell 2000(R) Index(6)<F18>             n/a       n/a     21.26%   (3.02)%     2.49%

Income Composite(7)<F19>                  n/a       n/a       n/a      1.11%    18.13%
Merrill Lynch High Yield
  Master II Index(3)<F15>               13.27%     2.95%     2.51%   (5.12)%     4.48%

YEARS ENDED DECEMBER 31,                 2002      2003      2004      2005      2006
------------------------               --------  --------  --------  --------  --------
Intrepid Capital Fund                    n/a       n/a        n/a       n/a     15.32%
Balanced Accounts Composite(1)<F13>    (0.50)%    22.93%    11.56%     1.18%    12.18%
S&P 500(R) Index(2)<F14>              (22.15)%    28.62%    10.92%     4.88%    15.80%
Merrill Lynch High Yield
  Master II Index(3)<F15>              (1.89)%    28.15%    10.87%     2.74%    11.77%
Combined Index(4)<F16>                (14.27)%    28.60%    10.97%     4.06%    14.19%

Intrepid Small Cap Fund                   n/a       n/a       n/a       n/a     14.59%
Small Cap Accounts Composite(5)<F17>     8.79%    16.91%    12.82%     3.38%    11.44%
Russell 2000(R) Index(6)<F18>         (20.48)%    47.25%    18.33%     4.55%    18.37%

Income Composite(7)<F19>                 4.67%    26.21%    10.44%   (0.66)%     9.03%
Merrill Lynch High Yield
  Master II Index(3)<F15>              (1.89)%    28.15%    10.87%     2.74%    11.77%

(1)<F13> Rates of return are shown net of management fees. The annual rate of return for 1997-2006 before management fees was 26.54%, 10.29%, 3.81%, 10.01%, 13.98%, 0.82%, 24.49%, 12.94%, 2.41% and
             13.55%,  respectively.
(2)<F14> The S&P 500(R) Index is a widely recognized unmanaged index of stock prices.
(3)<F15> The Merrill Lynch High Yield Master II Index is Merrill Lynch's broadest high yield index.
(4)<F16> The Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P(R) 500 Index and 40% bonds represented by the Merrill Lynch High Yield Master II Index.
(5)<F17> Rates of return are shown net of management fees. The annual rate of return for 1999-2006 before management fees was (7.97)%, 18.82%, 21.65%, 9.91%, 18.23%, 14.12%, 4.60%, and 12.76%,
             respectively.
(6)<F18> The Russell 2000(R) Index is a popular measure of the stock performance of small companies. It is comprised of the 2,000 smallest companies in the Russell 3000(R) Index, which is comprised of the 3,000 largest U.S. Companies based on market capitalization.
(7)<F19> Rates of return are shown net of management fees. The annual rate of return for 2000-2006 before management fees were 2.16%, 18.76%, 5.46%, 27.16%, 11.27%, 0.09%, and 9.85%, respectively.


SEC ANNUALIZED TOTAL RETURNS
(FOR  THE  PERIODS  ENDING  DECEMBER  31,  2006)

                                          ONE YEAR   FIVE YEARS       TEN YEARS
                                          --------   ----------       ---------
Intrepid Capital Fund                      15.32%         n/a             n/a
Balanced Accounts Composite                12.18%        9.14%          11.20%
S&P 500(R) Index                           15.80%        6.17%          10.92%
Merrill Lynch High Yield Master II Index   11.77%        9.86%           6.61%
Combined Index                             14.19%        8.07%           9.85%

                                                                   SINCE THE INCEPTION
                                                                  DATE OF THE SMALL CAP
                                                                    ACCOUNTS COMPOSITE
                                          ONE YEAR   FIVE YEARS     (OCTOBER 31, 1998)
                                          --------   ----------  ---------------------
Intrepid Small Cap Fund                    14.59%         n/a             n/a
Small Cap Accounts Composite               11.44%       10.58%          10.48%
Russell 2000(R) Index                      18.37%       11.39%          10.79%

                                                                  SINCE THE INCEPTION
                                                                  DATE OF THE INCOME
                                                                  ACCOUNTS COMPOSITE
                                          ONE YEAR   FIVE YEARS     (APRIL 30, 1999)
                                          --------   ----------   -------------------
Income Accounts Composite                   9.05%        9.58%           8.35%
Merrill Lynch High Yield Master II Index   11.77%        9.86%           6.04%

     Please remember that performance may not be an indication of future rate of return. Investors should consider qualitative circumstances when comparing investment returns and should only compare portfolios with generally similar investment objectives.

                            SHARE PRICES OF THE FUNDS

     The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value ("NAV"). Each Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE is closed on national holidays, Good Friday and weekends. Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. They value securities and other assets for which market quotations are not readily available or reliable by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds' Board of Trustees.

FAIR VALUE PRICING

     The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell the security at the fair market value. Market quotations may not be available, for example if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of debt securities and equity securities not traded on a securities exchange may not be reliable if the securities are thinly traded. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotations and the close of trading on the NYSE.

GOOD ORDER

     The Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. They will process purchase orders and redemption orders that they receive in good order after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. An investor's purchase order or redemption request will be considered in good order if the letter of instruction includes the name of the Fund, the dollar amount or number of shares to be purchased or redeemed, the signature of all registered shareholders, including a signature guarantee when required, and the account number. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

DISTRIBUTION  FEES

     The Funds have adopted a distribution plan pursuant to Rule 12b-l under the Investment Company Act. This Plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

   1.  Read  this  Prospectus  carefully.

   2. Determine how much you want to invest keeping in mind the following minimums:

       A.  NEW  ACCOUNTS
            -  Individual  Retirement  Accounts                           $2,500
            -  All  other  Accounts                                       $2,500
                -  with  automatic  investment  plan                      $2,500

       B.  EXISTING  ACCOUNTS
            -  Dividend  reinvestment                                No  Minimum
            -  All  other  investments                                      $100
                -  with automatic investment plan   Minimum monthly draw of $100

   3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-866-996-FUND.

   4. Make your check payable to the Fund you are purchasing. All checks must be in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashiers checks in amounts of less than $10,000. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order of payment. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, ("USBFS" OR "TRANSFER AGENT"), WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY AYMENT CHECK, AUTOMATIC INVESTMENT PURCHASE OR ELECTRONIC FUNDS TRANSFER RETURNED FOR ANY REASON. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

   5.  Send  the  application  and  check  to:

       BY  FIRST  CLASS  MAIL:

            Intrepid  Capital  Management  Funds  Trust
            c/o  U.S.  Bancorp  Fund  Services,  LLC
            P.O.  Box  701
            Milwaukee,  WI  53201-0701

       BY  OVERNIGHT  DELIVERY  SERVICE  OR  EXPRESS  MAIL:

            Intrepid  Capital  Management  Funds  Trust
            c/o  U.S.  Bancorp  Fund  Services,  LLC
            615  East  Michigan  Street,  3rd  Floor
            Milwaukee,  WI  53202-5207

     PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

MAKING AN INITIAL INVESTMENT BY WIRE

     If you wish to open an account by wire, please contact the Funds' Transfer Agent, at 1-866-996-FUND before you wire funds to make arrangements with a telephone service representative. The Funds' Transfer Agent will require you to complete an account application which you may mail or send by overnight delivery service to the transfer agent. Upon receipt of your completed account application, the Funds' Transfer Agent will establish an account and an account number for you. You may then instruct your bank to wire transfer your investment as set forth below.

MAKING A SUBSEQUENT INVESTMENT BY WIRE

     To make a subsequent investment by wire, please contact the Funds' Transfer Agent, at 1-866-996-FUND before you send your wire. This will alert the Funds to your intention and will ensure proper credit when your wire is received.
Instruct  your  bank  to  wire  transfer  your  investment  to:

          U.S. Bank, N.A.
          777 East Wisconsin Avenue
          Milwaukee, WI 53202
          ABA #075000022

          For credit to U.S. Bancorp Fund Services, LLC
          Account #112-952-137

          For further credit to:
          Intrepid Capital Fund, Intrepid Small Cap Fund or Intrepid Income Fund (your name and account number)

     PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NYSE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM OTHER SERVICING AGENTS

     Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

     The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as an investment alternative in the programs they offer or administer. Servicing Agents may:

     o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

     o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

     o    Charge   fees  to  their  customers  for  the  services  they  provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

     o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds' behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day's NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day's NAV.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

TELEPHONE  PURCHASES

     The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Funds' Transfer Agent. Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Funds' shares. Your shares will be purchased at the NAV determined at the close of regular trading on the day your order is received. Telephone purchases may be made by calling 1-866-996-FUND.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

     The Funds may reject any purchase order for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.

     The Funds will not issue certificates evidencing shares, although it will send investors a written confirmation for all purchases of shares.

     The Funds offer an Automatic Investment Plan ("AIP") allowing shareholders to make purchases of shares on a regular and convenient basis. The minimum purchase for an AIP is $100. You may select the day of the month on which you would like your automatic investment to occur. To establish an AIP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the transfer agent. The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request. The AIP may be modified or terminated by the shareholder or the Funds at any time. Please call 1-866-996-FUND if you have any additional questions about establishing an AIP.

     If you have elected an AIP, wire redemption, electronic funds transfer ("EFT") purchases, EFT redemptions or a systematic withdrawal plan (see "Other Redemption Considerations" below), please include (attach) a voided check with your application. We are unable to debit or credit mutual fund or pass-through accounts. Please contact your financial institution to determine if it participates in the ACH system.

     The  Funds  also  offer  the  following  retirement  plans:

          o     Traditional  Individual  Retirement  Account  ("IRA")
          o     Roth  IRA
          o     SEP-IRA
          o     SIMPLE-IRA
          o     Coverdell  Education  Savings  Account

     Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-866-996-FUND. The Funds recommend that investors consult with a competent financial and tax advisor regarding any IRA before investing through them.

     Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

ANTI-MONEY LAUNDERING COMPLIANCE

     The Funds and its distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Funds' distributors may request additional information from you to verify your identity and source of funds.

     In compliance with the USA Patriot Act of 2001, please note that the Funds' Transfer Agent, will verify certain information on your New Account Application as part of the Funds' anti-money laundering program. As requested on the New Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at 1-866-996-FUND if you need additional assistance completing your New Account Application.

     If the Funds or the Funds' distributors do not have reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until clarifying information is received. The Funds also reserve the right to close an account within five business days if clarifying information or documentation is not received. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to "freeze" a shareholder's account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or its distributors to inform the shareholder that it has taken the actions described above.

HOUSEHOLDING

     To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-996-FUND. We will begin sending you individual copies 30 days after receiving your request.

                                REDEEMING SHARES

HOW TO SELL SHARES BY MAIL

     1.  Prepare  a  letter  of  instruction  containing:

         -  The  name  of  the  Fund(s);

         -  Account  number(s);

         -  The  amount  of  money  or  number  of  shares  being  redeemed;

         -  The  name(s)  on  the  account;

         -  Daytime  phone  number;  and

         - Additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' Transfer Agent, in advance, at 1-866-996-FUND if you have any questions.

     2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

     3.  Have  the  signatures  guaranteed  in  the  following  situations:

         - If a change of address was received by the Transfer Agent within the last 30 days;

         -  The  redemption request is in the amount of $100,000 or greater;

         - When redemption proceeds are sent to any person, address or bank account not on record;

         -  When  establishing  or modifying certain services on an account;

         -  If  ownership  is  changed  on  your  account;

         - There are other unusual situations as d etermined by the Funds' Transfer Agent.

         Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notarized signature is not an acceptable signature guarantee.

     4.  Send  the  letter  of  instruction  to:

         BY  FIRST  CLASS  MAIL:

               Intrepid  Capital  Management  Funds  Trust
               c/o  U.S.  Bancorp  Fund  Services,  LLC
               Shareholder  Services  Center
               P.O.  Box  701
               Milwaukee,  WI  53201-0701

         BY  OVERNIGHT  DELIVERY  SERVICE  OR  EXPRESS  MAIL:

               Intrepid  Capital  Management  Funds  Trust
               c/o  U.S.  Bancorp  Fund  Services,  LLC
               3rd  Floor
               615  East  Michigan  Street
               Milwaukee,  WI  53202-5207

     PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO SELL SHARES BY TELEPHONE

     1. Instruct the Funds' Transfer Agent, that you want the option of redeeming shares by telephone ($100 minimum). This can be done when completing the New Account Application. If you have already opened an account, you may write to USBFS requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in individual retirement accounts cannot be redeemed by telephone.

     2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

     3.   USBFS  at 1-866-996-FUND. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW TO SELL SHARES THROUGH SERVICING AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

     The redemption price per share you receive for redemption requests is the next determined NAV after:

     o    USBFS   receives   your   written  request  in  good  order  with  all
          required  information;  or

     o USBFS receives your authorized telephone request in good order with all required information.

     If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day's NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day's NAV.

PAYMENT OF REDEMPTION PROCEEDS

     o For those shareholders who redeem shares by mail, USBFS will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.

     o For those shareholders who redeem by telephone, USBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. There is a $15 fee for each wire transfer. Proceeds may also be sent to a predetermined bank account by EFT through the ACH network if the shareholder's financial institution is a member. There is no charge to have proceeds sent via ACH, however, funds are typically credited within two days after redemption. However, the Funds may direct USBFS to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

     o    For those  shareholders  who  redeem  shares through Servicing Agents,
          the   Servicing   Agent  will  transmit  the  redemption  proceeds  in
          accordance  with  its  redemption  procedures.

OTHER REDEMPTION CONSIDERATIONS

     The Funds offer a Systematic Withdrawal Plan ("SWP") whereby shareholders may request that a check be drawn in a particular amount be sent to them each month, calendar quarter, or annually. Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network. To establish a SWP, your account must have a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by the shareholder or the Funds at any time without penalty. To establish a SWP, please complete the appropriate section of the New Account Application or submit a written letter of instruction, including a signature guarantee, to the transfer agent. Your withdrawals may, over time, deplete your original investment-or exhaust it entirely if you make large and frequent withdrawals. Please call 1-866-996-FUND if you have additional questions about establishing a SWP.

     When redeeming shares of the Funds, shareholders should consider the following:

     o    The  redemption  may  result  in  a  taxable  gain.

     o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

     o As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.

     o If you purchased shares by check or EFT, the Funds may delay the payment of redemption proceeds until it is reasonably satisfied the check or transfer of funds have cleared (which may take up to 10 days from the date of purchase).

     o USBFS will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     o The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and USBFS may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact USBFS by telephone, he or she should make a redemption request in writing in the manner described earlier.

     o USBFS currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.

     o If your account balance falls below $500 (for any reason), you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

     o While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than with cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Frequent purchases and redemptions of a Fund's shares may harm Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs and potentially diluting the value of its shares. Accordingly, the Board of Trustees discourages frequent repurchases and redemptions of shares of the Funds by:

     o Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares.

     o Imposing a 2.00% redemption fee on redemptions that occur within 30 days of the share purchase. The 2.00% redemption fee does not apply to exchanges between Funds. In addition the redemption fee will not apply to: (a) shares purchased through reinvested distributions
          (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through systematic programs such as the system withdrawal plan, automatic investment plan, and systematic exchange plans.

     The Funds rely on intermediaries to determine when a redemption occurs within 30 days of purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.
Although the Funds have taken steps to discourage frequent purchases and redemption of Fund shares, it cannot guarantee that such trading will not occur.

                                EXCHANGING SHARES

     Shares of each of the Funds may be exchanged for shares of another Fund at their relative NAVs. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

     You may also exchange your shares to and from the First American Prime Obligations Fund (the "First American Fund"). Although the First American Fund is not affiliated with the Adviser the exchange privilege is a convenient way for you to purchase shares in a money market fund in order to respond to changes in your goals or market conditions. Before exchanging into the First American Fund, you should read its prospectus. To obtain the First American Fund's prospectus and the necessary exchange authorization forms, call the Funds' Transfer Agent. This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in the First American Fund.

HOW  TO  EXCHANGE  SHARES

     1.   Read  this  Prospectus  carefully.

     2. Determine the number of shares you want to exchange. Please keep in mind that if you elected the telephone exchange privilege on your account application, your telephone exchange is subject to a $100 minimum.

     3. Write to Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, WI 53201-0701 or call USBFS at 1-866-996-FUND. USBFS charges a $5.00 fee for each telephone exchange. There is no charge for a written exchange.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Intrepid Capital Fund and the Intrepid Income Fund distribute substantially all of their net investment income quarterly and the Intrepid Small Cap Fund distributes substantially all of its net investment income annually. Each of the Funds distributes substantially all of its capital gains annually. You have four distribution options:

     o    Automatic   Reinvestment  Option:  Both  dividend  and  capital  gains distributions  will  be  reinvested  in  additional  Fund  shares.

     o All Cash Option: Both dividend and capital gains distributions will be paid in cash.

     o    Reinvest   all   dividend   distributions  and  receive  capital  gain
          distributions  in  cash.

     o    Reinvest   all   capital   gain  distributions  and  receive  dividend
          distributions  in  cash.

     If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at that Fund's then current NAV and to reinvest all subsequent distributions.

     You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-866-996-FUND.

     Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). You may have a taxable gain or loss as a result of exchanges between the Funds because the Internal Revenue Code treats an exchange as a sale of shares.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance for the Intrepid Capital and the Intrepid Small Cap Funds for the periods shown below. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Intrepid Capital Fund and Intrepid Small Cap Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's Financial Statements, are included in the Annual Report to shareholders, which is available upon request. The Intrepid Income Fund had not commenced operations as of the date of this Prospectus.

                              INTREPID CAPITAL FUND

                                                                   JANUARY 3, 2005(1)<F20>
                                                 YEAR ENDED                THROUGH
                                             SEPTEMBER 30, 2006      SEPTEMBER 30, 2005
                                             ------------------    -----------------------
NET ASSET VALUE
   Beginning of period                       $             9.76    $                 10.00
                                             ------------------    -----------------------
OPERATIONS:
   Net investment income(2)<F21>                           0.19                       0.07
   Net realized and unrealized (loss)
     on investments securities                             0.52                      (0.24)(3)<F22>
                                             ------------------    -----------------------
   Total from operations                                   0.71                      (0.17)
                                             ------------------    -----------------------
LESS DISTRIBUTIONS:
   From net investment income                             (0.19)                     (0.07)
   From net realized gains                                (0.10)                      0.00
                                             ------------------    -----------------------
   Total distributions                                    (0.29)                     (0.07)
                                             ------------------    -----------------------
NET ASSET VALUE:
   End of period                             $            10.18    $                  9.76
                                             ------------------    -----------------------
                                             ------------------    -----------------------
Total return                                               7.34%                     -1.74%(4)<F23>
Net assets at end of period (000s omitted)   $           27,845    $                26,586
RATIO OF EXPENSES TO AVERAGE NET ASSETS
   Before expense reimbursement                            2.08%                      3.08%(5)<F24>
   After expense reimbursement                             1.95%                      1.95%(5)<F24>
RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS
   Before expense reimbursement                            1.76%                      0.35%(5)<F24>
   After expense reimbursement                             1.89%                      1.48%(5)<F24>
Portfolio turnover rate                                      24%                        25%(4)<F23>

(1)<F20>     Commencement  of  Operations.
(2)<F21> Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax difference.
(3)<F22> The amount shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(4)<F23>     Not  annualized.
(5)<F24>     Annualized.

                             INTREPID SMALL CAP FUND

                                                                 OCTOBER 3, 2005(1)<F25>
                                                                         THROUGH
                                                                   SEPTEMBER 30, 2006
                                                                 -----------------------
NET ASSET VALUE
   Beginning of period                                           $                 10.00
                                                                 -----------------------
OPERATIONS:
   Net investment income(2)<F26>                                                    0.14
   Net realized and unrealized gain on investments securities                       0.37
                                                                 -----------------------
   Total from operations                                                            0.51
                                                                 -----------------------
LESS DISTRIBUTIONS:
   From net investment income                                                      (0.14)
                                                                 -----------------------
   Total distributions                                                             (0.14)
                                                                 -----------------------
NET ASSET VALUE:
   End of period                                                 $                 10.37
                                                                 -----------------------
Total return                                                                        5.14%(3)<F27>
Net assets at end of period (000s omitted)                       $                 1,993
RATIO OF EXPENSES TO AVERAGE NET ASSETS
   Before expense reimbursement                                                     7.88%(4)<F28>
   After expense reimbursement                                                      1.95%(4)<F28>
RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS
   Before expense reimbursement                                                    -4.12%(4)<F28>
   After expense reimbursement                                                      1.81%(4)<F28>
Portfolio turnover rate                                                               22%(3)<F27>

(1)<F25>     Commencement  of  Operations.
(2)<F26>     Net  investment  income  per  share  is calculated using the ending
             balances   prior  to  consideration  or  adjustment  for  permanent
             book-to-tax difference.
(3)<F27>     Not  annualized.
(4)<F28>     Annualized.

                                 PRIVACY POLICY

                     INTREPID CAPITAL MANAGEMENT FUNDS TRUST

     We  collect  the  following  nonpublic  personal  information  about  you:

     o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     o    Information  about  your  transactions  with  us,  our  affiliates, or others,  including,  but  not  limited  to,  your  account  number and balance, payment history parties to transactions, cost basis information, and other financial information.

     We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                                   NOT A PART OF THE PROSPECTUS.

     To learn more about the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid Income Fund and their investment policies, you may want to read the Funds' Statement of Additional Information ("SAI"). The Funds' SAI is incorporated by reference into the Prospectus. This means that the contents of the SAI is legally a part of the Prospectus.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors upon request without charge, simply by calling 1-866-996-FUND or visiting the Funds' website at www.intrepidcapitalfunds.com.

     Prospective investors and shareholders who have questions about the Funds may also call the above number or write to the following address:

               Intrepid  Capital  Management  Funds  Trust
               c/o  U.S.  Bancorp  Fund  Services,  LLC
               P.O.  Box  701
               Milwaukee,  WI  53201-0701

     The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds is also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

               Public  Reference  Section
               Securities  and  Exchange  Commission
               Washington,  D.C.  20549-0102

                                                          SEC File No. 811-21625